Investment in associates and joint ventures	12 Months Ended
Dec. 31, 2020
Investments in associates and joint ventures [Abstract]
Investments in associates and joint ventures

8 Investment in associates and joint ventures

Investments in associates and joint ventures
2020	Interestheld (%)	Fair valueof listedinvest-ments	Balancesheetvalue	Totalassets	Totalliabilities	Totalincome	Totalexpenses
TMB Public Company Limited	23	653	1,202	50,123	44,597	1,388	1,093
Other investments in associates and joint ventures			273
			1,475

Investments in associates and joint ventures
2019	Interestheld (%)	Fair valueof listedinvest-ments	Balancesheetvalue	Totalassets	Totalliabilities	Totalincome	Totalexpenses
TMB Public Company Limited	23	1,109	1,509	55,804	49,974	1,145	891
Other investments in associates and joint ventures			281
			1,790

The reporting dates of certain associates and joint ventures can differ from the reporting date of the Group, but by no more than three months.

TMB Bank Public Company Limited

ING Group has a 23% investment in TMB Bank Public Company Limited (hereafter: TMB), a bank listed on the Stock Exchange of Thailand. TMB is providing products and services to Wholesale, Small and Medium Enterprise (SME), and Retail customers. In December 2019 TMB merged with Thanachart Bank and became Thailand’s sixth largest bank.

TMB is accounted for as an investment in associate based on the size of ING shareholding and representation on the Board. IFRS requires to test its investment in TMB for impairment when there is an indication that impairment might exist.

Impairment testing

In 2020, the fair value of ING’s investment in TMB significantly declined below the purchase cost. This indicator triggered ING to perform an impairment test on the recoverability of the investment of TMB. The impairment test performed led to an impairment at 30 September 2020 of EUR 230 million, as the recoverable amount of EUR 1,181 million, as determined by a Value in Use calculation, was below the carrying amount of EUR 1,411 million at that point in time. The impairment test at year end resulted in no further impairments.

Methodology

The recoverable amount is determined as the higher of the fair value less costs of disposal and Value in Use (‘VIU’). Fair value less costs of disposal is based on observable share price. The VIU calculation uses discounted cash flow projections based on management’s best estimates. VIU is derived using a Dividend Discount Model (DDM) where distributable equity, i.e. future earnings available to ordinary shareholders, is used as a proxy for future cash flows. The valuation looks at expected cash flows into perpetuity resulting in two main components to the VIU calculation:

i) the estimation of future earnings over a 5 year forecast period; and

ii) the terminal value being the extrapolation of earnings into perpetuity applying a long term growth rate. The earnings that are used for extrapolation represent the stable long term financial results and position of TMB, i.e. a steady state. The terminal value comprises the majority of the total VIU.

Key assumptions used in the VIU calculation as at 31 December 2020 (and as at 30 September 2020 resulting in impairment)

The value in use is determined using a valuation model which is subject to multiple management assumptions. The key assumptions, i.e. those to which the overall result is most sensitive to, are the following:

Expected future earnings of TMB: based on forecasts derived from broker consensus over the short to medium term and TMB observable targets for steady state earnings into perpetuity. A capital maintenance charge is applied, which is management’s forecast of the earnings that need to be withheld in order for TMB to meet target regulatory requirements over the forecast period;

Terminal growth rate: 1.6% for periods after 2024, consistent with current long term government bond yield in Thailand as a proxy for a risk-free rate (30 September 2020: 3.0% consistent with long term forecasts of GDP growth in Thailand);

Discount rate (cost of equity): 8.49%, based on the capital asset pricing model (CAPM) calculated for TMB, using current market data (30 September 2020: 9.8%).

The terminal growth rate and the discount rate are interdependent. Following the use of the long term government bond yield as a basis for terminal growth rate at year-end, cost of equity was adjusted accordingly (reducing cost of equity). This change did not have a significant impact on value in use as at 31 December 2020. Furthermore, following the approval of vaccines and improvement in the share price of TMB observed in the last quarter of the year, in line with the general market, the level of confidence in the forecasted cash flows of TMB increased compared to 30 September 2020. This allowed ING to remove the additional forecasting risk factor from cost of equity at year-end compared to 30 September 2020. Even if the additional forecasting risk factor remained in the cost of equity as at 31 December 2020, this would not have resulted in impairment at year-end in addition to the impairment already recognised at 30 September 2020.

At year end 2020 the model was tested for reasonably possible changes to key assumptions in the model. This reflects the sensitivity of the VIU to each key assumption on its own and it is possible that more than one favourable and/or unfavourable change may occur at the same time. Holding the other key assumptions constant, a reduction in all of the forecasted annual cashflows, including terminal value, of 17.6% would reduce the recoverable amount to the carrying amount. A 589bps decrease in long term growth rate or a 153bps increase in the discount rate would cause the VIU to equal the carrying amount.

Other investments in associates and joint ventures

Included in Other investments in associates and joint ventures are mainly financial services and financial technology funds or vehicles operating predominantly in Europe.

Other investments in associates and joint ventures represents a number of associates and joint ventures that are individually not significant to ING Group.

Significant influence for associates in which the interest held is below 20%, is based on the combination of ING Group’s financial interest and other arrangements, such as participation in the Board of Directors.

The associates and joint ventures of ING are subject to legal and regulatory restrictions regarding the amount of dividends it can pay to ING. These restrictions are for example dependent on the laws in the country of incorporation for declaring dividends or as a result of minimum capital requirements that are imposed by industry regulators in the countries in which the associates and joint ventures operate. In addition, the associates and joint ventures also consider other factors in determining the appropriate levels of equity needed. These factors and limitations include, but are not limited to, rating agency and regulatory views, which can change over time.

Changes in Investments in associates and joint ventures
	2020	2019
Opening balance	1,790	1,203
Additions	24	507
Revaluations	-3	-18
Share of results	66	82
Dividends received	-12	-58
Disposals	-12	-10
Impairments	-235	-34
Exchange rate differences	-144	113
Other	0	4
Closing balance	1,475	1,790

Share of results from associates and joint ventures of EUR 66 million (2019: EUR 82 million) as included in the table above is mainly attributable to results of TMB of EUR 70 million (2019: EUR 77 million).

‘Share of results from associates and joint ventures’ and ‘impairments of associates and joint ventures’ are presented separately in the face of the consolidated statement of profit or loss. In 2020 impairments is predominantly attributable to TMB.